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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003

                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

           0-24260                                      11-3131700
           -------                                      ----------
   (Commission File Number)                (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE

     On May 13, 2003, representatives of Amedisys, Inc. (the "Company") hosted a conference call to discuss 1st quarter 2003 earnings. Attached as Exhibit 99.1 is a transcript of the conference call.

     When included in this Current Report on Form 8-K, the words "expects", "intends", "anticipates", "believes", "estimates", and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, current cash flows and operating deficits, debt service needs, adverse changes in federal and state laws relating to the health care industry, competition, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. These forward-looking statements speak only as of the date of the Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or any changes in the Company's expectations with regard thereto or any changes in events, conditions or circumstances on which any statement is based.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibit
           No.
         -------

          99.1 (i) Transcript of teleconference call held on May 13, 2003 to discuss 1st quarter 2003 earnings.



               (i)  Filed herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ Gregory H. Browne
    ----------------------------
Gregory H. Browne
Chief Financial Officer

DATE: May 20, 2003